EXHIBIT 24

                               POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that I, PAUL J. GANCI, Chairman of the Board, President and Chief Executive Officer, a Principal Executive Officer and a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, DONNA S.
DOYLE, STEVEN V. LANT, JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1933, a Registration Statement, on Form S-8, for the issuance of up to 500,000 shares of Common Stock of this Corporation under its Long-Term Performance-Based Incentive Plan, together with any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 22nd day of September, 2000.



                                           /s/ PAUL J. GANCI L.S.
                                           ------------------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

      On this 22nd day of September, 2000, before me personally came PAUL J. GANCI to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.



                                           /s/ DONNA M. GIAMETTA L.S.
                                           -----------------------------------
                                           Notary Public

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, JOHN E. MACK III, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, DONNA S. DOYLE, STEVEN V. LANT, JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1933, a Registration Statement, on Form S-8, for the issuance of up to 500,000 shares of Common Stock of the Corporation under its Long-Term Performance-Based Incentive Plan, together with any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 22nd day of September, 2000.



                                           /s/ JOHN E. MACK III L.S.
                                           ------------------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

      On this 22nd day of September, 2000, before me personally came JOHN E. MACK III to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                           /s/ DONNA M. GIAMETTA L.S.
                                           -----------------------------------
                                           Notary Public

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, EDWARD P. SWYER, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, DONNA S. DOYLE, STEVEN V. LANT, JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1933, a Registration Statement, on Form S-8, for the issuance of up to 500,000 shares of Common Stock of the Corporation under its Long-Term Performance-Based Incentive Plan, together with any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 22nd day of September, 2000.



                                           /s/ EDWARD P. SWYER L.S.
                                           ------------------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

      On this 22nd day of September, 2000, before me personally came EDWARD P. SWYER to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                           /s/ DONNA M. GIAMETTA L.S.
                                           ------------------------------------
                                           Notary Public

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, JACK EFFRON, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, DONNA S. DOYLE, STEVEN V. LANT, JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1933, a Registration Statement, on Form S-8, for the issuance of up to 500,000 shares of Common Stock of the Corporation under its Long-Term Performance-Based Incentive Plan, together with any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 22nd day of September, 2000.



                                           /s/ JACK EFFRON L.S.
                                           ------------------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

      On this 22nd day of September, 2000, before me personally came JACK EFFRON to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                           /s/ DONNA M. GIAMETTA L.S.
                                           ------------------------------------
                                           Notary Public

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, HEINZ K. FRIDRICH, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, DONNA S. DOYLE, STEVEN V. LANT, JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1933, a Registration Statement, on Form S-8, for the issuance of up to 500,000 shares of Common Stock of this Corporation under its Long-Term Performance Based-Incentive Plan, together with any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 22nd day of September, 2000.



                                           /s/ HEINZ K. FRIDRICH L.S.
                                           ------------------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

      On this 22nd day of September, 2000, before me personally came HEINZ K. FRIDRICH to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                           /s/ DONNA M. GIAMETTA L.S.
                                           ------------------------------------
                                           Notary Public

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, EDWARD F. X. GALLAGHER, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, DONNA S. DOYLE, STEVEN V. LANT, JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1933, a Registration Statement, on Form S-8, for the issuance of up to 500,000 shares of Common Stock of this Corporation under its Long-Term Performance-Based Incentive Plan, together with any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 22nd day of September, 2000.



                                           /s/ EDWARD F. X. GALLAGHER L.S.
                                           ---------------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

      On this 22nd day of September,  2000,  before me personally came EDWARD F.
X. GALLAGHER to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.

                                           /s/ DONNA M. GIAMETTA L.S.
                                           ------------------------------------
                                           Notary Public

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, CHARLES LAFORGE, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, DONNA S. DOYLE, STEVEN V. LANT, JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1933, a Registration Statement, on Form S-8, for the issuance of up to 500,000 shares of Common Stock of this Corporation under its Long-Term Performance-Based Incentive Plan, together with any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 22nd day of September, 2000.



                                           /s/ CHARLES LAFORGE L.S.
                                           ------------------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

      On this 22nd day of September, 2000, before me personally came CHARLES LAFORGE to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                           /s/ DONNA M. GIAMETTA L.S.
                                           ------------------------------------
                                           Notary Public

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, FRANCES D. FERGUSSON, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, DONNA S. DOYLE, STEVEN V. LANT, JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1933, a Registration Statement, on Form S-8, for the issuance of up to 500,000 shares of Common Stock of this Corporation under its Long-Term Performance-Based Incentive Plan, together with any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 22nd day of September, 2000.



                                           /s/ FRANCES D. FERGUSSON L.S.
                                           ------------------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

      On this 22nd day of September, 2000, before me personally came FRANCES D. FERGUSSON to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that she executed the same.


                                           /s/ DONNA M. GIAMETTA L.S.
                                           -----------------------------------
                                           Notary Public

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, STANLEY J. GRUBEL, a Director of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, DONNA S. DOYLE, STEVEN V. LANT, JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1933, a Registration Statement, on Form S-8, for the issuance of up to 500,000 shares of Common Stock of this Corporation under its Long-Term Performance-Based Incentive Plan, together with any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 22nd day of September, 2000.



                                           /s/ STANLEY J. GRUBEL L.S.
                                           ------------------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

      On this 22nd day of September, 2000, before me personally came STANLEY J. GRUBEL to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                           /s/ DONNA M. GIAMETTA L.S.
                                           -----------------------------------
                                           Notary Public

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, DONNA S. DOYLE, Vice President - Accounting and Controller, Principal Accounting Officer of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI and STEVEN V. LANT, JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1933, a Registration Statement, on Form S-8, for the issuance of up to 500,000 shares of Common Stock of this Corporation under its Long-Term Performance-Based Incentive Plan, together with any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 22nd day of September, 2000.



                                           /s/ DONNA S. DOYLE L.S.
                                           ------------------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

      On this 22nd day of September, 2000, before me personally came DONNA S. DOYLE to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that she executed the same.


                                           /s/ DONNA M. GIAMETTA L.S.
                                           -----------------------------------
                                           Notary Public

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that I, STEVEN V. LANT, Chief Financial Officer and Treasurer of CH Energy Group, Inc. ("Corporation"), have made, constituted and appointed, and by these presents do make, constitute and appoint, PAUL J. GANCI, DONNA S. DOYLE, JOHN E. GOULD, and each of them, my true and lawful attorneys, for me and in my name, place and stead, and in my office and capacity as aforesaid, to sign and file with the Securities and Exchange Commission, pursuant to the applicable provisions of the Securities Exchange Act of 1933, a Registration Statement, on Form S-8, for the issuance of up to 500,000 shares of Common Stock of this Corporation under its Long-Term Performance-Based Incentive Plan, together with any and all amendments and supplements to said Registration Statement and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said attorneys, and each of them, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in the premises as fully, to all intents and purposes, as I might or could do if personally present, hereby ratifying and confirming in all respects all that said attorneys or any of them may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have set my hand and seal this 22nd day of September, 2000.



                                           /s/ STEVEN V. LANT L.S.
                                           ------------------------------------

STATE OF NEW YORK  )
                   : ss.:
COUNTY OF DUTCHESS )

      On this 22nd day of September, 2000, before me personally came STEVEN V. LANT to me known and known to me to be the individual described in and who executed the foregoing instrument, and duly acknowledged to me that he executed the same.


                                           /s/ DONNA M. GIAMETTA L.S.
                                           -----------------------------------
                                           Notary Public